COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES

15. COMMITMENTS AND CONTINGENCIES

Capital Commitments

As of December 31, 2011, the Company had commitments in respect of future capital expenditures in the amount of $ 21,938,141, of which $ 21,540,525 was related to the construction of and equipment purchase for the new fab.

Operating Leases

The Company leases office space, manufacturing facilities and office and transportation equipment under noncancelable operating leases with various expiration dates through 2014. In addition, the Company leased manufacturing facilities located in Shanghai from SIMIC with various expiration dates through 2014. The terms of the facility lease provide for rental payments on a graduated scale. The Company recognizes rent expense on a straight-line basis over the lease period and has accrued for rent expense incurred but not paid. The Company renegotiated the lease agreement, which is effective starting from January 1, 2011, with SIMIC to replace the original ones. The new agreement extends the lease period to the end of 2020, and does not include rent escalation provisions.

Rent expenses for 2009, 2010 and 2011 were $986,572, $1,078,591 and $1,456,600, respectively, of which $469,264, $449,567 and $549,278 respectively, were related to the lease with SIMIC.

As of December 31, 2011, future minimum rental payments under the non-cancelable leases were as follows:

2012	$1,542,983
2013	1,192,025
2014	635,923
2015	579,256
Thereafter	2,896,281

Total	$6,846,468

Warranty Liabilities

	Years Ended December 31
	2009	2010	2011
Balance at beginning of year	$346,364	$483,013	$494,346
Balance carry-forward from Auramicro	—	—	49,787
Additions charged to costs	522,813	445,251	733,966
Deductions	(386,164)	(433,918)	(832,736)

Balance at end of year	$483,013	$494,346	$445,363

The Company provides a warranty for manufacturing defects of its products for a period of one to two years based on the date of manufacture. The Company estimates the warranty liabilities based on historical experience and records the amount to cost of revenue. Warranty liabilities are included in other current liabilities on the consolidated balance sheets.

Contingencies

Indemnities—the Company indemnifies certain end-customers and independent distributors against product claim liabilities. It is not possible to determine the range of the amount of potential liability under these indemnification obligations due to the lack of prior indemnification claims.

Power Integrations Inc.—on June 14, 2007, Power Integrations Inc., a Delaware Corporation (“PI”), filed a lawsuit against the Company’s PRC subsidiary, SIM-BCD, and the Company’s U.S. subsidiary, BCD Semiconductor Corporation, in the U.S. Federal District Court for the Northern District of California. The complaint alleged that certain pulse width modulation controller chips produced and sold by those subsidiaries infringe PI’s U.S. Patent Nos. 5,313,381, 6,107,851, and 6,249,876. The Company and PI reached final court supervised settlement on February 4, 2009. According to the settlement agreement entered by the parties, the Company was not obligated to pay PI any monetary damages and agreed not to sell AP3700 and AP3710 products in the U.S. market. The settlement did not have a significant impact on the Company’s financial position or results of operations.

Flextronics—On August 5, 2009, the Company received a letter from a law firm representing Flextronics International Limited and its subsidiaries, or Flextronics, alleging infringement of a U.S. patent owned by a Flextronics subsidiary by certain of the Company’s products. Flextronics also expressed its intention for a possible commercial settlement in its letter. On October 28, 2009, the Company offered a goodwill payment of $500,000 to Flextronics, with payment conditions subject to further agreement by the parties, for a release of the infringement alleged under the letter. In connection with the offer, the Company made a provision for the amount of $500,000 in 2009 recorded within general administrative expense. On September 9, 2010, the Company received additional correspondence from Flextronics alleging infringement of the same U.S. patent by another one of the Company’s products and expressing Flextronics’ interest in resuming negotiations. After negotiations with Flextronics, the Company reached a settlement in May 2011 pursuant to which Flextronics agreed to grant the Company a license for certain of its patents in exchange for a combination of providing Flextronics upfront cash payments, discounts on future purchases of the Company’s products by Flextronics and royalty payments subject to a certain royalty rate for sales of certain products in all countries. As a result of the settlement, there was no additional impact to the consolidated financial statements.

Third party guaranty—In April 2010, SIM-BCD, the Company’s subsidiary, entered into a third party guaranty agreement with Shenzhen Development Bank to guarantee a loan of RMB25,000,000 borrowed by Shanghai SIMGUI Technology Co., Ltd. (“SIMGUI”), pursuant to the memorandum of understanding signed by SIM-BCD, SIMGUI and Shanghai Microelectronic Research Institute (“SMRI”), the major shareholder of SIMIC in November 2009. Subsequently, in accordance with the memorandum, the guaranty was terminated at the end of June 2010 upon full repayment of the loan by SIMGUI.

ZiZhu Project—In June 2004, the Company signed an investment agreement (the “Original Agreement”) with ZiZhu Science-based Industrial Park Development Company (“ZiZhu Development”). The Company committed to construct and operate new wafer manufacturing, testing and packaging facilities in ZiZhu Science Park and established BCD Shanghai to execute the investment agreement. The Company estimated the total project cost to be approximately $ 1 billion and BCD Shanghai’s registered capital was set at $334 million or 33% of the total projected cost in accordance with PRC regulations. ZiZhu Development agreed to sell to the Company a land use right for manufacturing and office facilities and to provide a cash subsidy to the Company. The land use right asset is recorded at historical cost and amortized over its expected life as disclosed in Note 9, and the cash subsidy of RMB 32,393,596 by ZiZhu Development is recorded as performance obligation.

The Original Agreement was amended by a supplemental agreement (the “New Agreement) in January 2009 whereby 40,002 square meters of vacant land out of a total 109,809 square meters of land use right purchased by the Company under the Original Agreement was to be returned to ZiZhu Development. Upon completion of such return in August 2009, the Company reduced the carrying amount of the land use right asset and the performance obligation by RMB11,292,427 and RMB11,800,678, respectively.

In connection with certain expected changes to the agreement with ZiZhu Development, in November 2009, the Company established a new wholly-owned subsidiary, BCD (Shanghai) ME, to which BCD Shanghai transferred in February 2010 the entirety of the land use right and its building located in ZiZhu Development Park. In April 2010, BCD Shanghai transferred the totality of its equity interest in BCD (Shanghai) ME to SIM-BCD .

In August 2010, BCD Shanghai and BCD (Shanghai) ME entered into a new investment agreement with ZiZhu Development (“New Agreement”). The significant changes to the terms, responsibilities and obligations of the original agreement are summarized as follows:

1.	All parties agreed that the obligations of BCD (Shanghai) ME under the New Agreement supersede those of BCD Shanghai under the Original Agreement with ZiZhu Development, and any other written instruments relating to the original agreement.

2.	ZiZhu Development will not request BCD Shanghai to return the land on which the research and development center, testing facility and headquarters are located in accordance with the original agreement or its supplemental agreements.

3.	BCD (Shanghai) ME commits to inject RMB130 million as its registered capital.

4.	BCD (Shanghai) ME will construct and operate the new wafer manufacturing, packaging and testing facilities in ZiZhu Science Park.

5.	If BCD (Shanghai) ME fails to fulfill its construction obligation, any land that is not developed by the end of 2012 will be repossessed by ZiZhu Development, upon reimbursement at RMB 295 per square meter of the land grant premiums paid by BCD Shanghai in 2006.

In September 2010, BCD (Shanghai) ME began the construction of the new fab. In October 2010, the Company filed documents with the relevant PRC authorities to dissolve BCD Shanghai and received the approval from the authorities. To date, BCD Shanghai is in the process of liquidation, which is expected to be completed in the second quarter of 2012.

By dissolving BCD Shanghai and entering into the New Agreement, the Company is no longer committed to BCD Shanghai’s required registered capital of $334 million and the scope of the construction project has been reduced according to the terms of the New Agreement. The commitment to invest $1 billion as noted in the Original Agreement has been revised and the new investment commitment is limited to the contributed capital of RMB130 million. BCD (Shanghai) ME now assumes the obligation to construct the facilities as well as the obligation of returning the undeveloped land and all financial support received if BCD (Shanghai) ME fails to fulfill its obligation. Under the new agreement, there was no impact on the previously recorded performance obligation.

Pursuant to the New Agreement, the responsibilities of ZiZhu Development include providing certain electrical infrastructure for the new fab. In order to align the timing of the installation of the electrical infrastructure with the wafer fab construction schedule, the Company lent $7.2 million to ZiZhu development in June 2011. Of that amount, ZiZhu Development repaid $3.2 million in December 2011, resulting in a Receivable from ZiZhu Development of $4.0 million as of December 31, 2011. The Company subsequently collected an additional $1.6 million in January 2012, with the remainder to be collected upon completion of the installation of the electrical infrastructure.

In January 2011, responding to a project of Minhang District Government to promote commercialization of high and new technology, BCD (Shanghai) ME applied to Minhang District Government for a subsidy in support of its equipment purchase for the new fab. Based on an official description of the project, Minhang District Government will subsidize up to 10% of the total investment for a qualified new equipment purchase. By December 31, 2011, Minhang District Government paid BCD (Shanghai) ME approximately $618,112 as an advance of such subsidy, which is subject to return if BCD (Shanghai) ME fails to substantiate that the value of the machinery purchased for the new fab does not exceed ten times the subsidy received.